Exhibit 99.1

FOR IMMEDIATE RELEASE	CONTACT:
Colleen McCormick, Investor Relations
617.779.7892
colleen.mccormick@amicas.com
AMICAS REPORTS FINANCIAL RESULTS
FOR THE THIRD QUARTER ENDED SEPTEMBER 30, 2009
AMIICAS reports record bookings, revenue, profit, and operating cash flow
Boston, MA, November 3, 2009 /PRNewswire/ — AMICAS, Inc. (NASDAQ: AMCS), a leader in image and information management solutions, today reported unaudited financial results for the third quarter ended September 30, 2009.
Q3 Financial Highlights
Revenue: Total revenue for the third quarter of 2009 was $27.2 million, compared to total revenue of $12.3 million for the third quarter of 2008. The Company’s non-GAAP revenue for the third quarter of 2009 was approximately $28.3 million, which includes $1.1 million in revenue that was not recognized under GAAP due to purchase accounting treatment related to the Company’s acquisition of Emageon Inc in the second quarter of 2009.
Operating Income/Loss: Operating income for the third quarter of 2009 was $0.4 million, compared to an operating loss of $(1.2) million for the third quarter of 2008. Non-GAAP operating income for the third quarter of 2009 was $2.6 million.
Adjusted EBITDA: The Company’s adjusted EBITDA for the third quarter of 2009 was $4.9 million, compared to adjusted EBITDA of $87,000 for the third quarter of 2008.
Net Income/Loss: The Company’s net income for the third quarter of 2009 was $1.7 million, or $0.05 per share, compared to a net loss of $(809,000), or $(0.02) per share, for the third quarter of 2008.
Cash and Cash Flow: AMICAS ended the third quarter of 2009 with a cash, cash equivalents, and marketable securities balance of $40.2 million and working capital of $26.0 million. AMICAS generated $4.4 million of cash from operations in the third quarter of 2009, and, year-to-date, has generated $5.0 million of cash from operations.
Business Perspective
“We are very pleased with our performance in the third quarter of 2009. We demonstrated excellent progress on a number of important fronts – including record bookings and revenue, accelerated progress on our business integration, and continued focus on customer success, while at the same time pursuing strategic growth opportunities,” said Stephen Kahane MD, president, chief executive officer, and chairman of AMICAS. “Whether you measure by customers, revenue, or facilities served, AMICAS is a major player in the market for image and information management – an area critical for improving the effectiveness and efficiency of healthcare in the United States and beyond and very important in our move towards broad adoption of electronic medical records.”
Dr. Kahane also said, “We continue to maintain focus on our core markets – including radiology and cardiology departmental image and information management solutions for hospitals and integrated delivery healthcare networks as well as comprehensive, end-to-end solutions that automate the entire workflow of a radiology practice or imaging center business. In parallel, we are committed to capitalizing on a number of opportunities that we believe provide excellent prospects for growth, including the need for the imaging component of the EMR and related enterprise content management, the market for teleradiology infrastructure and application solutions, and a growing trend in replacement opportunities where customers value interoperability, modern technology, and opportunities for high returns on investment.”
Dr. Kahane continued, “We are honored to be the recent recipient of the exclusive 2009 Frost & Sullivan North American Growth Leadership of the Year Award in Imaging Informatics. We believe this award reflects the convergence of our organic growth, our solution competitiveness, our combination with Emageon, and our prospects for future growth and success.”
Looking Forward
Fourth Quarter of 2009: The Company is increasing guidance for the fourth quarter 2009 as follows:
•	Non-GAAP revenue for the fourth quarter is expected to be approximately $28.7 million. For 2009, non-GAAP revenue is now expected to be approximately $95.8 million, an increase of $1.0 million from prior guidance.

•	Adjusted EBITDA for the fourth quarter of 2009 is expected to be approximately $4.6 million. For 2009, adjusted EBITDA is now expected to be approximately $13.3 million, an increase of $1.0 million from prior guidance.
Fiscal Year 2010: In addition to guidance for the fourth quarter of fiscal year 2009, the Company now expects 2010 to come in at the high end of the previously provided guidance. As a result, the Company’s revised 2010 guidance is as follows:
•	Fiscal year 2010 revenue (GAAP) is expected to be approximately $120.0 million.

•	Fiscal year 2010 adjusted EBITDA is expected to be approximately $20.7 million.
A reconciliation of the Company’s financial results determined in accordance with U.S. Generally Accepted Accounting Principles (GAAP) to certain non-GAAP financial measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Explanation of Non-GAAP Financial Measures.”
Conference Call
AMICAS will host a conference call on Wednesday, November 4, at 8:30 a.m. Eastern Time to discuss the Company’s 2009 third fiscal quarter results. Investors and other interested parties may dial in to the call using the toll free number 800.862.9098 (Conference ID: 7AMICAS). The conference call will also be available via Webcast at www.amicas.com. Following the conclusion of the call, a replay will be available at 800.688.7945 or 402.220.1370 until December 4, 2009.
AMICAS® is a registered trademark and service mark of AMICAS, Inc.
About AMICAS, Inc.
AMICAS, Inc. (www.amicas.com) is a leading independent provider of imaging IT solutions. AMICAS offers the industry’s most comprehensive suite of image and information management solutions – from radiology PACS to cardiology PACS, from radiology information systems to cardiovascular information systems, from revenue cycle management solutions to enterprise content management tools designed to power the imaging component of the electronic medical record (EMR). AMICAS provides a complete, end-to-end solution for radiology practices, imaging centers, and ambulatory care facilities. Hospitals and integrated delivery networks are provided with a comprehensive image management solution for cardiology and radiology that supports EMR strategies to enhance clinical, operational, and administrative functions.
Safe Harbor Statement
This press release includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. In particular, the forward-looking statements contained in this release include statements about our anticipated financial and operating results for the remainder of fiscal year 2009 and for fiscal year 2010. When used in this press release, the words: “believes,” “expects,” “estimates,” “guidance,” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to a number of risks, assumptions, and uncertainties that could cause actual results to differ materially, which include, but are not limited to, the following: a significant portion of the Company’s quarterly sales are concluded in the last month of the fiscal quarter; the Company’s sales and implementation cycles are relatively long and sometimes unpredictable; the deferral and/or realization of deferred software license and system revenues according to contract terms; the timing, cost, and success or failure of current and new product and service introductions and product upgrade releases; difficulties in the integration of Emageon business operations; the ability of AMICAS to comply with government laws, rules, and regulations; risks to our business presented by potential and pending changes in such laws, rules, and regulations; and other risks affecting AMICAS’ businesses generally and as set forth in AMICAS’ most recent filings with the Securities and Exchange Commission, including the section entitled “Risk Factors” of our most recent annual report on Form 10-K, and subsequent quarterly reports on Form 10-Q. All forward-looking statements in this release are qualified by these cautionary statements and are made only as of the date of this release. AMICAS is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements whether as a result of new information, future events, or otherwise. The financial statements and information as of, and, for the period ended, September 30, 2009, contained in this press release are subject to review by the Company’s independent registered public accounting firm.
Explanation of Non-GAAP Financial Measures
Management believes that in order to properly understand the Company’s short-term and long-term financial trends, investors may wish to consider the impact of certain non-cash or non-recurring items, when used as a supplement to financial performance measures prepared in accordance with GAAP. These items result from facts and circumstances that vary in frequency and/or impact on continuing operations. In addition, management uses results of operations before such items to evaluate the operational performance of the Company and as a basis for strategic planning and operational management. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition to the description provided below, reconciliations of GAAP to non-GAAP results are provided in the financial statement tables included in this press release.
In this press release, the Company defines “non-GAAP revenue” as total revenue before the purchase accounting impact to revenue, arising as a result of the Company’s acquisition of Emageon Inc.
The Company defines “non-GAAP operating income/loss” as net income (loss) before income taxes and interest, restructuring, acquisition-related transition and integration costs, and includes revenue and cost of revenue related to acquisitions that would otherwise be recognized but for the accounting treatment related to the Company’s acquisition of Emageon Inc.
The Company defines “non-GAAP net income/loss” as net income (loss) before restructuring, acquisition-related transition and integration costs, and includes revenue and cost of revenue related to acquisitions that would otherwise be recognized but for the accounting treatment related to the Company’s acquisition of Emageon Inc.
The Company defines “adjusted EBITDA” as non-GAAP operating income/loss before depreciation, amortization, and stock-based compensation expense.
These non-GAAP financial measures, as the Company defines them, may not be similar to non-GAAP measures used by other companies.
Management believes that non-GAAP revenue, non-GAAP operating income/loss, non-GAAP net income/loss, and adjusted EBITDA provide useful information to investors in evaluating the overall performance of the Company’s business operations and believes that these performance measures provide investors with additional tools for evaluating the Company’s performance that are the same as management uses in its own evaluation of the Company’s performance, as well as a baseline for assessing the future earnings potential of the Company. While GAAP results are more complete, the Company offers investors these supplemental metrics since, with reconciliations to GAAP, they may provide greater insight into the Company’s financial results. Management does not intend the presentation of these non-GAAP financial measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP. These non-GAAP financial measures should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP.

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands, except share data)

	September 30,	December 31,
	2009	2008

Assets
Current assets:
Cash and cash equivalents	$7,988	$7,366
Marketable securities	32,193	47,627
Accounts receivable, net of allowances of $663 and $158, respectively	21,582	10,224
Inventories, net	2,387	—
Prepaid expenses and other current assets	6,751	2,261

Total current assets	70,901	67,478

Property and equipment, less accumulated depreciation and amortization of $6,962 and $7,495, respectively	8,771	965
Goodwill	1,138	—
Acquired/developed software, less accumulated amortization of $12,267 and $10,195, respectively	8,735	5,805
Other intangible assets, less accumulated amortization of $1,019 and $2,144, respectively	5,881	1,256
Other assets	3,373	1,594

Total assets	$98,799	$77,098

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable and accrued expenses	$9,411	$4,156
Accrued employee compensation and benefits	4,783	1,611
Leases payable, current portion	20	—
Deferred revenue	30,729	14,657

Total current liabilities	44,943	20,424

Deferred revenue, long term portion	1,299	—
Other long term liabilities	469	—
Unrecognized tax benefits	206	1,379

Commitments and contingencies
Stockholders’ equity:
Preferred stock $.001 par value; 2,000,000 shares authorized; none issued	—	—
Common stock $.001 par value, 200,000,000 shares authorized, 52,266,867 and 51,473,965 issued, respectively	52	51
Additional paid-in capital	233,769	230,905
Accumulated other comprehensive income	40	100
Accumulated deficit	(134,626)	(128,549)
Treasury stock, at cost, 16,357,854 and 16,270,088 shares, respectively	(47,353)	(47,212)
Total stockholders’ equity	51,882	55,295

Total liabilities and stockholders’ equity	$98,799	$77,098

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008

Revenues
Maintenance and services	$21,174	$9,616	$50,454	$29,921
Software licenses and system sales	6,022	2,682	11,507	8,740

Total revenues	27,196	12,298	61,961	38,661

Costs and expenses
Cost of revenues:
Maintenance and services	9,101	4,634	22,716	13,707
Software licenses and system sales	4,191	1,067	7,696	3,948
Amortization of software	750	571	2,071	1,632

Total cost of revenues	14,042	6,272	32,483	19,287

Gross profit	13,154	6,025	29,478	19,374

Selling, general and administrative	7,198	4,971	19,478	15,426
Research and development	4,143	2,153	11,041	6,599
Acquisition-related and integration costs	806	—	2,451	—
Restructuring costs	446	—	3,919	—
Amortization of intangibles	172	107	375	320

Total operating expenses	12,765	7,231	37,264	22,345

Operating income (loss)	389	(1,206)	(7,786)	(2,972)
Interest income	120	420	670	1,781
Other income (expense)	(8)	—	(2)	—
Loss on sale of investments	—	—	—	(31)

Income (loss) before provision for income taxes	501	(786)	(7,118)	(1,222)
(Benefit from) provision for income taxes	(1,174)	23	(1,041)	151

Net income (loss)	$1,675	$(809)	$(6,077)	(1,373)

Income (loss) per share
Basic:	$0.05	$(0.02)	$(0.17)	$(0.03)

Diluted:	$0.05	$(0.02)	$(0.17)	$(0.03)

Weighted average number of shares outstanding
Basic	35,511	36,004	35,313	39,976
Diluted	37,166	36,004	35,313	39,976

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(in thousands)

	Nine Months Ended
	September 30,
	2009	2008

Operating activities
Net loss	$(6,077)	$(1,373)

Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization	2,225	835
Provisions for (recoveries from) bad debts	153	70
Loss on disposal of fixed assets	752	6
Amortization of software	2,071	1,632
Non-cash stock compensation expense	1,465	1,057
Changes in operating assets and liabilities, net of affect of acquisition:
Accounts receivable	370	40
Inventories, prepaid expenses and other	(541)	103
Accounts payable, accrued expenses and accrued employee compensation and benefits	(1,943)	(119)
Deferred revenue	7,200	852
Other long term liabilities	469	—
Unrecognized tax benefits	(1,173)	76

Cash provided by operating activities	4,971	3,179

Investing activities
Business acquisition, net of cash acquired	(20,698)	—
Purchases of property and equipment	(279)	(589)
Purchases of held-to-maturity securities	(53,772)	(220,708)
Maturities of held-to-maturity securities	126,833	212,945
Purchases of available-for-sale securities	(106,335)	(17,590)
Sales of available-for-sale securities	48,641	53,625

Cash (used in) provided by investing activities	(5,610)	27,683

Financing activities
Repurchases of common stock	(141)	(24,479)
Exercise of stock options	1,435	325

Cash provided by (used in) financing activities	1,294	(24,154)

Increase in cash and cash equivalents	621	6,708
Cash and cash equivalents at beginning of period	7,366	8,536

Cash and cash equivalents at end of period	$7,987	$15,244

Supplemental disclosure of cash paid during the period for:
Income taxes, net of refunds	$—	$116
Non-cash investing activities:
Unrealized gain (loss) on available-for-sale securities	$66	$26

SUPPLEMENTAL FINANCIAL INFORMATION
GAAP TO NON-GAAP RECONCILIATIONS
(Unaudited)
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008

Total revenue	$27,196	$12,298	$61,961	$38,661
Acquisition-related revenue adjustments:
Maintenance and services	675	—	2,609	—
Software licenses and system sales	439	—	2,512	—

Total non-GAAP revenue	28,310	12,298	67,082	38,661

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008

Net income (loss)	$1,675	$(809)	$(6,077)	$(1,373)
(Benefit from) provision for income taxes	(1,174)	23	(1,041)	151
Interest income	(120)	(420)	(670)	(1,781)
Other (income) expense	8	—	2	31
Acquisition-related and integration costs	806	—	2,451	—
Restructuring costs	446	—	3,919	—
Acquisition-related revenue adjustments:
Maintenance and services	675	—	2,609	—
Software licenses and system sales	439	—	2,512	—
Acquisition-related cost of revenue adjustments	(147)	—	(758)	—

Non-GAAP operating income/(loss)	2,608	(1,206)	2,947	(2,972)

Non-cash stock compensation expense	527	438	1,465	1,057
Depreciation	831	283	1,849	835
Amortization	921	572	2,447	1,632

Adjusted EBITDA	4,887	87	8,708	552

SUPPLEMENTAL FINANCIAL INFORMATION
GAAP TO NON-GAAP RECONCILIATIONS
Guidance:
Fourth Quarter (“Q4 2009”) and Fiscal Year (“FY 2009”)
(Unaudited)
(in thousands)

	Q1 2009	Q2 2009	Q3 2009	Q4 2009	FY 2009

Total revenue	$11,272	$23,493	$27,196	$27,600	$89,561
Acquisition-related revenue adjustments	—	4,007	1,114	1,100	6,221

Total non-GAAP revenue	11,272	27,500	28,310	28,700	95,782

					FY
	Q1 2009	Q2 2009	Q3 2009	Q4 2009	2009

Net income (loss)	$(1,168)	$(6,585)	$1,675	$1,000	$(5,077)
(Benefit from) provision for income taxes	53	80	(1,174)	(200)	(1,241)
Interest and other income	(446)	(110)	(112)	(100)	(768)
Restructuring, acquisition-related and integration costs	549	4,569	1,252	600	6,970
Acquisition-related revenue adjustments	—	4,007	1,114	1,100	6,221
Acquisition-related cost of revenue adjustments		(611)	(147)	(200)	(958)

Non-GAAP operating income	(1,012)	1,350	2,609	2,200	5,147

Non-cash stock compensation expense	457	481	527	550	2,015
Depreciation and amortization	757	1,784	1,752	1,800	6,093

Adjusted EBITDA	202	3,615	4,888	4,550	13,255

Guidance:
Fiscal year 2010 (“FY 2010”)
(Unaudited)
(in thousands)

FY 2010
Total revenue	$120,000

FY 2010
Net income	$11,200
Provision for income taxes	550
Interest income	(750)

Non-GAAP operating income	11,000

Non-cash stock compensation expense	2,400
Depreciation and amortization	7,300

Adjusted EBITDA	20,700